Fees Summary	Aug. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,562,500.00
Previously Paid Amount	0.00
Total Fee Amount	3,301.22
Total Offset Amount	0.00
Net Fee	$ 3,301.22